SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant |X|
Filed by a party other than the Registrant
Check the appropriate box:
 [ ] Preliminary proxy statement
 [ ] Confidential, for Use of the Commission
 [ ] Definitive proxy statement only (as permitted by Rule 14a-6(e)(2))
 [x] Definitive additional materials
 [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       ATLANTIC TECHNOLOGY VENTURES, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing party:

(4)  Date filed:

                       Atlantic Technology Ventures, Inc.
                                350 Fifth Avenue
                                   Suite 5507
                            New York, New York 10188

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 8, 2001


Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of Atlantic Technology Ventures, Inc. ("Atlantic"), which will be held at 10:00 a.m. Eastern Daylight Saving Time on Wednesday, August 8, 2001, at the offices of Kramer Levin Naftalis & Frankel LLP, at 919 Third Avenue, 40th Floor, New York, New York 10022.

         At the Annual Meeting, certain proposals will be voted upon by the holders of Atlantic's common and preferred stock. These proposals are described in the enclosed Proxy Statement. Atlantic's board of directors has unanimously approved each of these proposals and recommends that you vote in favor of each of them.

         Whether or not you plan to attend, to assure that you are represented at the Annual Meeting, please read carefully the accompanying Proxy Statement, which describes the matters to be voted upon, and complete, sign, and date the enclosed proxy card and return it in the reply envelope provided. If you receive more than one proxy card because your shares are registered in different names and addresses, please return each of them to ensure that all your shares are voted. If you hold your shares of Atlantic in street name and decide to attend the Annual Meeting and vote your shares in person, please notify your broker to obtain a ballot so that you may vote your shares. If you are a holder of record of Atlantic shares and submit the enclosed proxy card and then vote by ballot, your proxy vote will be revoked automatically and only your vote by ballot will be counted. Your prompt return of your proxy card will assist us in preparing for the Annual Meeting.

         A letter from Atlantic's President and a copy of Atlantic's 2000 Annual Report on Form 10-KSB, as amended, and Quarterly Report on Form 10-QSB, as amended, for the period ending March 31, 2001, are also enclosed.

         We look forward to seeing you at the Annual Meeting.

                                        Sincerely,



                                        /s/ Frederic P. Zotos
                                        --------------------------------------
                                        Frederic P. Zotos, Esq.
                                        President and Chief Executive Officer

New York, New York
July 16, 2001

                       ATLANTIC TECHNOLOGY VENTURES, INC.
                                350 Fifth Avenue
                                   Suite 5507
                            New York, New York 10118

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 8, 2001

General Information for Stockholders

         The enclosed proxy card ("Proxy") is solicited on behalf of the board of directors of Atlantic Technology Ventures, Inc., a Delaware corporation ("Atlantic"), for use at the 2000 annual meeting of stockholders (the "Annual Meeting") to be held at 10:00 a.m. Eastern Daylight Saving Time on Friday, August 8, 2001, at the offices of Kramer Levin Naftalis & Frankel LLP, at 919 Third Avenue, 40th Floor, New York, New York 10022, and at any adjournment.

         This Proxy Statement and the Proxy were first mailed to the stockholders entitled to vote at the Annual Meeting on or about July 13, 2001.

Record Date and Voting

         The specific proposals to be considered and acted upon at the Annual Meeting are described in detail in this Proxy Statement. Stockholders of record at the close of business on June 29, 2001 are entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on that date, there were outstanding and entitled to vote 7,131,447 shares of Atlantic's common stock, par value $0.001 per share (the "common stock"), and 325,835 shares of Atlantic's Series A convertible preferred stock, par value $0.001 per share (the "Series A preferred stock"). Each holder of common stock is entitled to one vote for each share of common stock held by that stockholder on the record date. Each holder of Series A preferred stock is entitled to one vote for each share of common stock into which that holder's shares of Series A preferred stock were convertible as of the record date. As of the record date, each share of Series A preferred stock was convertible into 3.27 shares of shares of common stock, and as a class the Series A preferred stock is entitled to an aggregate of 1,232,580 votes.

         At the Annual Meeting, all holders of shares of common stock and Series A preferred stock will be asked to vote on proposals 1, 2 and 3. A majority of the votes cast by the holders of both common stock and Series A preferred stock, voting together, is required in order to approve each of proposals 1, 2 and 3.

         If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on a returned Proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted in favor of the election of each of the directors proposed by the board and in favor of proposals 2 and 3 described in the Notice of Annual Meeting and in this Proxy Statement.

         Abstentions and broker non-votes (that is, a Proxy submitted by a broker or nominee that specifically indicates the lack of discretionary authority to vote on the proposals) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved or not.

         To ensure that your shares are voted at the Annual Meeting, please complete, date, sign the enclosed Proxy and return it in the accompanying postage-prepaid, return envelope as soon as possible.

Revocability of Proxies

         Any stockholder giving a Proxy pursuant to this solicitation may revoke it at any time prior to its exercise. A stockholder of record may revoke a Proxy by filing with the Secretary of Atlantic at its principal executive offices at 350 Fifth Avenue, Suite 5507, New York, New York 10118 a duly executed Proxy bearing a later date or by attending the Annual Meeting and voting that stockholder's shares in person. Persons who hold Atlantic shares in street name may revoke their Proxy by contacting their broker to obtain a legal ballot and filing that ballot bearing a later date with the Secretary of Atlantic at its principal executive offices or by attending the Annual Meeting and voting that ballot in person.

Solicitation

         Atlantic will bear the entire cost of solicitation, including preparing, assembling, printing and mailing the Notice of Annual Meeting, this Proxy Statement, the Proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to any brokerage house, fiduciary or custodian holding shares in its name that are beneficially owned by others, so that they may forward the solicitation materials to the beneficial owners. To assure that a quorum is present in person or by proxy at the Annual Meeting, it may be necessary for certain officers, directors, employees or other agents of the Atlantic to solicit Proxies by telephone, facsimile or other means or in person. Atlantic does not presently intend to solicit Proxies other than by mail.

         A letter from Atlantic's President as well as Atlantic's Annual Report on Form 10-KSB for the year ended December 31, 2000, as amended,and Atlantic's Quarterly Report on Form 10-QSB, as amended, for the period ending March 31 2001, have been mailed with the Notice of Annual Meeting and Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The President's letter, the Annual Report on Form 10-KSB, and the Quarterly Report on Form 10-QSB are not incorporated into this Proxy Statement and are not considered proxy soliciting material.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                        PROPOSAL 1: ELECTION OF DIRECTORS

         At the Annual Meeting, a board of directors consisting of four directors will be elected to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified or until their earlier resignation or removal. The board has selected four nominees, all of whom are current directors of Atlantic. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them in favor of the nominees named below. Holders of shares of common stock and holders of shares of Series A preferred stock vote together as a class for the election of directors. If any nominee is unable or declines to serve as a director, the Proxies may be voted for a substitute nominee designated by the current board. As of the date of this Proxy Statement, the board is not aware of any nominee who is unable to or will decline to serve as a director.

         The board recommends that stockholders vote in favor of the election of each of the following nominees to serve as directors of Atlantic until the next annual meeting of stockholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.

Information With Respect to Nominees

         Set forth below is information regarding the nominees.

NAME OF NOMINEE                AGE     POSITION                   DIRECTOR SINCE
---------------                ---     --------                   --------------

Frederic P. Zotos, Esq.        35      Director, President, and         1999
                                       Chief Executive Officer


Steve H. Kanzer, C.P.A., Esq.  37      Director                         1993


Peter O. Kliem                 62      Director                         2000

A. Joseph Rudick, M.D.         44      Director                         1999

Business Experience of Nominees

         Frederic P. Zotos, Esq., 35, has been a director of Atlantic since May 1999, President of Atlantic since April 3, 2000, and Chief Executive Officer since February 15, 2001. From June 1999 to April 2000, Mr. Zotos was Director of Due Diligence and Internal Legal Counsel of Licent Capital, LLC, an intellectual property royalty finance company located in Jericho, New York. From September 1998 until June 1999, Mr. Zotos practiced as an independent patent attorney and technology licensing consultant in Cohasset, Massachusetts. From December 1996 until August 1998, Mr. Zotos was Assistant to the President and Patent Counsel of Competitive Technologies, Inc., a publicly-traded technology licensing agency located in Fairfield, Connecticut. From July 1994 until November 1996, Mr. Zotos was an Intellectual Property Associate of Pepe & Hazard, a general practice law firm located in Hartford, Connecticut. He is Co-Chair of the Fairfield-Westchester and Chair of the New York City Chapters of the Licensing Executive Society. Mr. Zotos is a registered patent attorney with the United States Patent and Trademark Office, and is also registered to practice law in Massachusetts and Connecticut. He earned a B.S. in Mechanical Engineering from Northeastern University in 1987, a joint J.D. and M.B.A. degree from Northeastern University in 1993, and successfully completed an M.S. in Electrical Engineering Prerequisite Program from Northeastern University in 1994.

         Steve H. Kanzer, C.P.A., Esq., 37, has been a director of Atlantic since its inception in 1993. He is currently a member of Atlantic's Audit Committee and Compensation Committee. Since December 1997, Mr. Kanzer has been President, Chief Executive Officer of a biotechnology holding company, of Corporate Technology Development, Inc., based in Miami. Since December 2000 Mr. Kanzer has also been Chairman, Chief Executive Officer and President of Accredited Equities, Inc., a venture capital and investment banking firm based in Miami, and President of several private biopharmaceutical companies also based in Miami. From 1992 until December 1998, Mr. Kanzer was a founder and Senior Managing Director of Paramount, and Senior Managing Director--Head of Venture Capital of Paramount Capital Investments, LLC ("Paramount Investments"), a biotechnology and biopharmaceutical venture capital and merchant banking firm that is associated with Paramount. From 1993 until June 1998, Mr. Kanzer was a founder and a member of the board of directors of Boston Life Sciences, Inc., a publicly-traded pharmaceutical research and development company. From 1994 until June 2000, Mr. Kanzer was a founder and Chairman of Discovery Laboratories, Inc., a publicly-traded pharmaceutical research and development company. Mr. Kanzer is a founder and a member of the board of directors of Endorex Corp., a publicly-traded pharmaceutical research and development company. Prior to joining Paramount, Mr. Kanzer was an attorney with Skadden, Arps, Slate, Meagher & Flom LLP in New York, New York from September 1988 to October 1991. He received his J.D. from New York University School of Law in 1988 and a B.B.A. in Accounting from Baruch College in 1985. In his capacity as employee and director of other companies in the venture capital field, Mr. Kanzer is not required to present to Atlantic opportunities that arise outside the scope of his duties as a director of Atlantic.

         Peter O. Kliem, 62, has been a director of Atlantic since March 21, 2000 and is a member of the Compensation Committee. Mr. Kliem is a co-founder, President and CEO of Enanta Pharmaceuticals, a Boston based biotechnology start-up. Prior to this start-up, he worked with Polaroid Corporation for 36 years, most recently in the positions of Senior Vice President, Business Development, Senior VP, Electronic Imaging and Senior VP and Director of Research & Development. During his tenure with Polaroid, he initiated and executed major strategic alliances with corporations in the U.S., Europe, and the Far East. Mr. Kliem also introduced a broad range of innovative products such as printers, lasers, CCD and CID imaging, fiber optics, flat panel display, magnetic/optical storage and medical diagnostic products in complex technological environments. He serves as trustee and vice president of the Boston Biomedical Research Institute and served as Chairman of PB Diagnostics. He is a member of the board of directors of the privately held company, Corporate Technology Development, Inc. In addition, he serves as Industry Advisor to TVM-Techno Venture Management. Mr. Kliem earned his M.S. in chemistry from Northeastern University.

         A. Joseph Rudick, M.D., 44, has been Atlantic's Chief Executive Officer from April 10, 2000 until February 15, 2001, and a director of Atlantic since May 1999. He was also Atlantic's President from May 1999 to April 3, 2000, and was a founder of Atlantic and two of its majority-owned subsidiaries, Optex and Channel. Dr. Rudick served as a business consultant to Atlantic from January 1997 until November 1998. From June 1994 until November 1998, Dr. Rudick was a Vice President of Paramount Capital, Inc. ("Paramount"), an investment bank specializing in the biotechnology and biopharmaceutical industries. Since 1988, he has been a Partner of Associate Ophthalmologists P.C., a private ophthalmology practice located in New York, and from 1993 to 1998 he served as a director of Healthdesk Corporation, a publicly-traded medical information company of which he was a co-founder. Dr. Rudick earned a B.A. in Chemistry from Williams College in 1979 and an M.D. from the University of Pennsylvania in 1983.

Number of Directors; Relationships

         Atlantic's bylaws authorize the board to fix the number of directors serving on the board. Since May 28, 1999, the number of directors has been fixed at four. Each director holds office until the annual meeting of stockholders following the initial election or appointment of that director and until that director's successor has been duly elected and qualified, or until that director's earlier resignation or removal. Officers are appointed to serve at the discretion of the board.

         There are no family relationships among the executive officers or directors of Atlantic.

Board Meetings and Committees

         The board held 23 meetings during the 2000 fiscal year.

         The board has an Audit Committee and a Compensation Committee, but not a standing Nominating Committee. The Audit Committee, which is currently composed of Mr. Zotos, Mr. Kanzer and Mr. Kliem, reviews the professional services provided by Atlantic's independent auditors and monitors the scope and results of the annual audit; reviews proposed changes in Atlantic's financial and accounting standards and principles; reviews Atlantic's policies and procedures with respect to its internal accounting, auditing and financial controls; makes recommendations to the board on the engagement of the independent auditors and addresses other matters that may come before it or as directed by the board of directors. Neither Mr. Kanzer nor Mr. Kliem is currently an officer of Atlantic or any of its subsidiaries, and both are "independent" under the NASDAQ listing requirements as currently in effect. The Audit Committee held four meetings during the 2000 fiscal year.

         The Audit Committee operates pursuant to a charter approved by Atlantic's board of directors. A copy of this charter is attached to this Proxy Statement as Appendix A.

         The Compensation Committee, which is currently composed of Mr. Zotos, Mr. Kanzer and Mr. Kliem, sets the compensation for certain of Atlantic's personnel and administers Atlantic's 1995 Stock Option Plan, as amended and restated (the "1995 Stock Option Plan"). The Compensation Committee held three meetings during the 2000 fiscal year.

Director Compensation

         Non-employee directors are eligible to participate in an automatic stock option grant program pursuant to the 1995 stock option plan. Non-employee directors are granted an option for 10,000 shares of common stock upon their initial election or appointment to the board and an option for 2,000 shares of common stock on the date of each annual meeting of our stockholders for those non-employee directors continuing to serve after that meeting. On September 29, 2000, pursuant to the automatic stock option grant program, Atlantic granted each of Steve Kanzer and Peter Kliem options for 2,000 shares of common stock at an exercise price of $3.1875 per share, the fair market value of our common stock on the date of grant. Additionally, on September 29, 2000, Peter Kliem was granted options for 25,000 shares of common stock at an exercise price of $3.1875. On September 29, 2000, Steve Kanzer was granted options for 25,000 shares of common stock at an exercise price of $3.1875. Peter Kliem was also granted options for 23,000 shares of common stock on April 6, 2000, at an exercise price of $5.125 and options for 10,000 shares of common stock on March 21, 2000, at an exercise price of $6.125.

         The board agreed that effective October 21, 1999, each non-employee member of the board is to receive $6,000 per year for his services as a director, payable semi-annually in arrears, plus $1,500 for each board meeting attended in person, $750 for each board meeting attended via telephone conference call and $500 for each meeting of a committee of the board attended.

         Board members are reimbursed for reasonable expenses incurred in connection with attending meetings of the board and of committees of the board.


                      PROPOSAL 2: RATIFICATION OF SELECTION
                             OF INDEPENDENT AUDITORS

         The board has appointed the firm of KPMG LLP, independent auditors, to audit the financial statements of Atlantic for the year ending December 31, 2001, and is asking the stockholders to ratify this appointment. KPMG LLP began annually auditing Atlantic's financial statements in December 1995.

         In the event the stockholders fail to ratify the appointment, the board will reconsider its selection. Even if the selection is ratified, the board in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the board believes that such a change would be in the best interests of Atlantic and its stockholders. The affirmative vote of the holders of a majority of the shares of common stock and shares of Series A preferred stock, voting together as a class, present or represented by Proxy at the Annual Meeting and entitled to vote is required to ratify the selection of KPMG LLP.

         The board recommends that stockholders vote in favor of the ratification of the selection of KPMG LLP to serve as Atlantic's independent auditors for the year ending December 31, 2001.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

         Certain information regarding the sole executive officer other than Frederic P. Zotos, Esq. is set forth below (information concerning Atlantic's directors is contained in proposal 1):

NAME                          AGE     POSITION
----                          ---     --------

Nicholas J. Rossettos         35      Chief Financial Officer, Treasurer and
                                      Secretary

         Nicholas J. Rossettos, has been Chief Financial Officer since April 2000. Mr. Rossettos's most recent position was as Manager of Finance for Centerwatch, a pharmaceutical trade publisher headquartered in Boston, MA that is a wholly owned subsidiary of Thomson CP headquartered in Toronto, Canada. Prior to that, he was Director of Finance and Administration for EnviroBusiness, Inc., an environmental and technical management-consulting firm headquartered in Cambridge, MA. He holds an A.B. in Economics from Princeton University and a M.S. in Accounting and M.B.A. from Northeastern University.

Compensation of Executive Officers

         Pursuant to our 1995 stock option plan, on April 12, 2000, Dr. Rudick was granted options for 100,000 shares of common stock at an exercise price of $4.1875. Additionally, on April 12, 2000, Dr. Rudick was granted options for 25,000 shares of common stock at an exercise price of $4.1875 in connection with his promotion to Chief Executive Officer. During the 2000 fiscal year, options for 50,000 shares of common stock that had been granted to Dr. Rudick on August 9, 1999, were rescinded in order to correct for the grant to Dr. Rudick during the 1999 fiscal year of options for 37,000 shares of common stock above the amount permitted by our stock option plan for that fiscal year. Pursuant to the 1995 stock option plan, on April 12, 2000, Frederic Zotos was granted options for 100,000 shares of common stock at an exercise price of $4.1875. Additionally, on April 12, 2000, Frederic Zotos was granted options for 150,000 shares of common stock at an exercise price of $4.1875 in connection with his promotion to President. On April 12, 2000, Nicholas Rossettos was granted options for 50,000 shares of common stock at an exercise price of $4.1875 in connection with his promotion to Chief Financial Officer.

         The following table sets forth, for the last three fiscal years, the compensation earned for services rendered in all capacities by Atlantic's chief executive officer and the other highest-paid executive officers serving as such at the end of 2000 whose compensation for that fiscal year was in excess of $100,000. The individuals named in the table will be hereinafter referred to as the "Named Officers." No other executive officer of Atlantic received compensation in excess of $100,000 during fiscal year 2000. No executive officer who would otherwise have been included in this table on the basis of 2000 salary and bonus resigned or terminated employment during the year.


                                                     SUMMARY COMPENSATION TABLE

------------------------------------ ------- ------------------------------------------- ------------------------ -----------------
                                                        Annual Compensation              Long-Term Compensation   All Other
                                                                                         Awards                   Compensation($)
                                             -------------- ----------- ---------------- ------------------------ -----------------
Name and Principal Position          Year    Salary($)(1)   Bonus($)    Other Annual     Securities Underlying
                                                                        Compensation($)  Options/SARs(#)
------------------------------------ ------- -------------- ----------- ---------------- ------------------------ -----------------
A. Joseph Rudick, M.D.(1)            2000          123,750     111,174                0                   25,000         84,674(2)
  Chief Executive Officer            1999                0      23,502                0                87,000(3)         81,523(4)
                                     1998                0           0                0                   10,000
------------------------------------ ------- -------------- ----------- ---------------- ------------------------ -----------------
Frederic P. Zotos, Esq. (5)          2000          131,250      50,000        10,000(6)                  250,000         14,750(7)
  President                          1999                0           0                0                   37,000          2,600(8)
                                     1998                0           0                0                        0                 0
------------------------------------ ------- -------------- ----------- ---------------- ------------------------ -----------------
Nicholas J. Rossettos, C.P.A. (9)    2000           91,146      25,000       10,000(10)                   50,000                 0
Chief Financial Officer,             1999                0           0                0                        0                 0
Treasurer and Scretary               1998                0           0                0                        0                 0
------------------------------------ ------- -------------- ----------- ---------------- ------------------------ -----------------

-------------------------

(1) Dr. Rudick became Chief Executive Officer of Atlantic on April 10, 2000; he resigned this position effective February 15, 2001.

(2) Represents $18,174 paid to Dr. Rudick in recognition of his role in negotiating an amendment to Optex's contract with Bausch & Lomb (see Item 12 below for a more detailed explanation) less $1,5000 returned to Atlantic by him due to mistaken overpayment of director's fees for the 1999 fiscal year.

(3) Excludes options for 50,000 shares of common stock granted to Dr. Rudick on August 9, 1999, but rescinded in the 2000 fiscal year to correct the grant to him in the 1999 fiscal year of options for 37,000 shares of common stock above the amount permitted by the stock option plan for that fiscal year.

(4) Represents $50,516 in fees paid to Dr. Rudick for consulting services rendered, $7,500 in director's fees, of which $1,500 was paid in error and therefore returned to Atlantic by him in 2000, and $23,507 paid in recognition of his role in negotiating an amendment to Optex's contract with Bausch & Lomb.

(5) Mr. Zotos became President of Atlantic on April 3, 2000, and Chief Executive Officer effective February 15, 2001.

(6) Represents matching contributions by Atlantic pursuant to Atlantic's SAR-SEP retirement plan.

(7) Represents $8,000 in fees paid for consulting services rendered and $6,750 in director's fees.

(8)   Represents fees paid for consulting services rendered.

(9)   Mr. Rossettos became Chief Financial Officer of Atlantic on April 10,
      2000.

(10) Represents matching contributions by Atlantic pusuant to Atlantic's SAR-SEP retirement plan.


Options and Stock Appreciation Rights

         The following table contains information concerning the grant of stock options under the 1995 Stock Option Plan to the Named Officers during the 2000 fiscal year. Except as described in footnote (1) below, no stock appreciation rights were granted during the 2000 fiscal year.


                                        OPTION/SAR GRANTS IN LAST FISCAL YEAR

--------------------------------------------------------------------------------------------------------------------
Individual Grants
--------------------------------------------------------------------------------------------------------------------
Name                                Number of Securities   % of Underlying           Exercise Price   Expiration
                                    Underlying Options/    Options/SARs Granted to   ($/Share)(3)     Date
                                    SARs Granted(#)(1)     Employees in Fiscal
                                                           Year(2)
----------------------------------- ---------------------- ------------------------- ---------------- --------------
A. Joseph Rudick M.D.                             125,000                       25%          $4.1875        4/12/10
----------------------------------- ---------------------- ------------------------- ---------------- --------------
Frederick Zotos, Esq.                             250,000                       51%          $4.1875        4/12/10
----------------------------------- ---------------------- ------------------------- ---------------- --------------
Nicholas J. Rossettos, CPA                         50,000                       10%          $4.1875        4/12/10
----------------------------------- ---------------------- ------------------------- ---------------- --------------
Other Employees                                    20,000                        4%          $4.1875        4/12/10
                                                   50,000                       10%          $3.4375        5/15/10
----------------------------------- ---------------------- ------------------------- ---------------- --------------

------------------------

(1) Each option has a maximum term of ten years, subject to earlier termination in the event of the optionee's cessation of service with Atlantic. Dr. Rudick's options became exercisable as follows: (1) the first option for 100,000 shares of common stock, 25% on April 3, 2000 and 25% each of the first three anniversaries of the date of granting; (2) the second option for 25,000 shares of common stock, 25% upon granting and 25% each of the first three anniversaries of the date of granting. Mr. Zotos' options are exercisable as follows: (1) the first option for 100,000 shares of common stock, 25% upon granting and 25% each of the first three anniversaries of the date of granting; (2) the second option for 150,000 shares of common stock, 25% upon granting and 25% each of the first three anniversaries of the date of granting. Mr. Rossettos' options for 50,000 shares of common stock are exercisable as follows: 25% upon granting and 25% upon each of the first three anniversaries of the date of granting. Options for the remainder of the employees are exercisable as follows: (1) the option for 20,000 shares of common stock, 25% upon granting and 25% upon each of the first three anniversaries of the date of granting; (2) the option for 50,000 shares of common stock, 25% upon granting and 25% upon each of the first three anniversaries of the date of granting. Each option will become immediately exercisable in full upon an acquisition of Atlantic by merger or asset sale, unless the option is assumed by the successor entity. Each option includes a limited stock appreciation right pursuant to which the optionee may surrender the option, to the extent exercisable for vested shares, upon the successful completion of a hostile tender for securities possessing more than 50% of the combined voting power of Atlantic's outstanding voting securities. In return for the surrendered option, the optionee will receive a cash distribution per surrendered option share equal to the excess of (1) the highest price paid per share of common stock in that hostile tender offer over (2) the exercise price payable per share under the cancelled option.

(2) Calculated based on total option grants to employees of 495,000 shares of common stock during the 2000 fiscal year.

(3) The exercise price may be paid in cash or in shares of common stock (valued at fair market value on the exercise date) or through a cashless exercise procedure involving a same-day sale of the purchased shares. Atlantic may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income tax liability incurred by the optionee in connection with such exercise. The optionee may be permitted, subject to the approval of the Plan Administrator, to apply a portion of the shares purchased under the option (or to deliver existing shares of common stock) in satisfaction of such tax liability.

(4) Stock options for 50,000 shares granted to Dr. Rudick on August 9, 1999, would have vested upon the sale of Optex on January 31, 2001. These options were, however, rescinded during the 2000 fiscal year, in order to correct for the grant to Dr. Rudick in the 1999 fiscal year of options for 37,000 shares above the amount permitted by the 1995 stock option plan for that fiscal year.

Option Exercises and Holdings

         The following table provides information with respect to the Named Officers concerning the exercisability of options during fiscal year 2000 and unexercisable options held as of the end of fiscal year 1999. No stock appreciation rights were exercised during fiscal year 1999, and, except for the limited rights described in footnote (1) to the preceding table, no stock appreciation rights were outstanding at the end of that fiscal year.


                            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR ("FY")
                                          AND FY-END OPTION VALUES

----------------------------- -------------- ---------------- -------------------------------- ------------------------------------
Name                             Shares           Value       No. of Securities Underlying     Value of Unexercised In-the-Money
                                Acquired      Realized (1)    Unexercised Options/SARs at      Options/SARs at FY-End (Market
                               on Exercise                    FY-End (#)                       price of shares at FY-End less
                                                                                               exercise price) ($)(1)
                                                              -------------- ----------------- ----------------- ------------------
                                                               Exercisable    Unexercisable      Exercisable       Unexercisable
----------------------------- -------------- ---------------- -------------- ----------------- ----------------- ------------------
A. Joseph Rudick, M.D.              0              --            94,361          127,639              0                  0
----------------------------- -------------- ---------------- -------------- ----------------- ----------------- ------------------
Frederic P. Zotos                   0               -            92,833          194,167              0                  0
----------------------------- -------------- ---------------- -------------- ----------------- ----------------- ------------------
Nicholas J. Rossettos               0               -            12,500           37,500              0                  0
----------------------------- -------------- ---------------- -------------- ----------------- ----------------- ------------------

------------------

(1) Equal to the fair market value of the purchased shares at the time of the option exercise over the exercise price paid for those shares.

(2) Based on the fair market value of Atlantic's common stock on December 31, 2000 of $0.66 per share, the closing sales price per share on that date on the Nasdaq SmallCap Market.

Long Term Incentive Plan Awards

         No long term incentive plan awards were made to a Named Officer during the last fiscal year.

Employment Contracts and Termination of Employment and Change of Control Agreements

         Effective November 15, 1995, Mr. Mizrachi became Controller of Atlantic and of each of Atlantic's subsidiaries pursuant to a letter Agreement dated November 6, 1995. Mr. Mizrachi and his dependents were also eligible to receive paid medical and long-term disability insurance and such other health benefits as Atlantic made available to its other senior officers and directors. Effective January 7, 2000, Atlantic terminated the employment of Mr. Mizrachi and paid his salary for six months thereafter, as required by his employment agreement (subject to Mr. Mizrachi's duty to mitigate damages by seeking alternative employment).

         Effective April 10, 2000, Dr. Rudick became Chief Executive Officer of Atlantic pursuant to an employment agreement dated as of the effective date. This agreement has a three-year term ending on April 10, 2003. Dr. Rudick reports to our board of directors. Dr. Rudick and his dependents are eligible to receive paid medical and long term disability insurance and such other health benefits as Atlantic makes available to other senior officers and directors.

         Effective April 3, 2000, Mr. Zotos became President of Atlantic pursuant to an employment agreement dated as of the effective date. This agreement has a three-year term ending on April 2, 2003. As President, Mr. Zotos reports to the Chief Executive Officer. Mr. Zotos and his dependents are eligible to receive paid medical and long term disability insurance and such other health benefits as Atlantic makes available to other senior officers and directors.

         Effective April 10, 2000, Mr. Rossettos became Chief Financial Officer of Atlantic pursuant to an employment agreement dated as of the effective date. This agreement has a three-year term ending on April 10,

2003. Mr. Rossettos reports to the President or Chief Executive Officer. Mr. Rossettos and his dependents are eligible to receive paid medical and long term disability insurance and such other health benefits as Atlantic makes available to other senior officers and directors.

         The Compensation Committee has the discretion under the 1995 Stock Option Plan to accelerate options granted to any Named Officers in connection with a change in control of Atlantic or upon the subsequent termination of the Named Officer's employment following the change of control.

Change of Control Transactions

         Atlantic is not aware of any transactions resulting in a change of control during fiscal year 1999.

Certain Relationships and Related Transactions

         In recognition of his role in negotiating an amendment to Optex's contract with Bausch & Lomb, Atlantic agreed to pay to Dr. Rudick, Atlantic's President, an amount equal to $141,012. This amount will be paid in 18 monthly installments ($7,834 per month), which commenced October 1999, out of the profit component of Bausch & Lomb's payments to Optex. Under this arrangement, Dr. Rudick received in 1999 a total of $23,507 covering 3 monthly installments and in 2000 a total of $86,174 covering 11 monthly installments. The remaining four installments will be paid in 2001. We felt it was appropriate to enter into this arrangement, given that the deal struck with Bausch & Lomb was considerably more advantageous to us than the deal tentatively agreed to by us prior to Dr. Rudick's joining the board and becoming President, and given also that in 2000 Dr. Rudick spent more time on Atlantic matters than Atlantic had any right to expect, given that Dr. Rudick's compensation was initially limited to consulting fees of $6,000 a month.

         On January 4, 2000, we entered into a Financial Advisory and Consulting Agreement with Joseph Stevens & Company, Inc. In this agreement, we engaged Joseph Stevens to provide us with investment banking services from January 4, 2000 until January 4, 2001. As partial compensation for the services to be rendered by Joseph Stevens, we issued them three warrants to purchase an aggregate of 450,000 shares of our common stock. The exercise price and exercise period of each warrant is as follows:

================================================================================================================
                                        Exercise
 Warrant Number     No. of Shares         Price                 Exercise Period
================================================================================================================

   No.1                150,000            $2.50           1/4/00 through 1/4/05
----------------------------------------------------------------------------------------------------------------

                                                          1/4/01 through 1/4/06 (subject to vesting in equal
   No.2                150,000            $3.50           monthly increments from 1/4/00-1/4/01)
----------------------------------------------------------------------------------------------------------------

                                                          1/4/02 through 1/4/07 (subject to vesting in equal
   No.3                150,000            $4.50           monthly increments from 1/4/00-1/4/01)
================================================================================================================

         In addition, each warrant may only be exercised when the market price of a share of common stock is at least $1.00 greater than the exercise price of that warrant. In connection with issuance of the warrants, Atlantic and Joseph Stevens entered into a letter agreement granting Joseph Stevens registration rights in respect of the shares of common stock issuable upon exercise of the warrants.

         Pursuant to Atlantic's restated certificate of incorporation and bylaws, Atlantic enters into indemnification agreements with each of its directors and executive officers.

         All transactions between Atlantic and its officers, directors, principal stockholders and their affiliates are approved by a majority of the board of directors, including a majority of the independent and disinterested outside directors on the board of directors. Atlantic believes that all of the transactions set forth above were made on terms no less favorable to Atlantic than could have been obtained from unaffiliated third parties.

                        COMPLIANCE WITH SECTION 16(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Atlantic's officers, directors and persons who are the beneficial owners of more than 10% of the common stock to file initial reports of ownership and reports of changes in ownership of the common stock with the SEC. Officers, directors and beneficial owners of more than 10% of the common stock are required by SEC regulations to furnish Atlantic with copies of all Section 16(a) forms they file.

         Each of Atlantic's directors and executive officers was late in filing the forms required by Section 16(a) of the Exchange Act during fiscal year 2000.


                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information known to us with respect to the beneficial ownership of common stock as of June 29, 2001, by (1) all persons who are beneficial owners of 5% or more of our common stock, (2) each director and nominee, (3) the Named Officers in the Summary Compensation Table above, and (4) all directors and executive officers as a group. We do not know of any person who beneficially owns more than 5% of the Series A preferred stock and none of our directors or the Named Officers owns any shares of Series A preferred stock. Consequently, the following table does not contain information with respect to the Series A preferred stock.

         The number of shares beneficially owned is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of June 29, 2001, through the exercise or conversion of any stock option, convertible security, warrant or other right. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person's spouse) with respect to all shares of capital stock listed as owned by that person or entity. The common stock represented here includes the common stock that the beneficial holders would directly possess if they converted all shares of Series A Preferred Stock held by them.

                        NUMBER OF PERCENT OF TOTAL SHARES

                                         NUMBER OF          % OF TOTAL SHARES
NAME AND ADDRESS                          SHARES              OUTSTANDING (1)
----------------                         ---------          -----------------

CERTAIN BENEFICIAL HOLDERS:

Lindsay A. Rosenwald, M.D.(2)             499,298                  7.0%
787 Seventh Avenue
New York, NY 10019

VentureTek, L.P.(3)                       438,492                  6.1%
40 Exchange Place 20th Floor
New York, NY 10005

MANAGEMENT:

A. Joseph Rudick, M.D.(4)                 130,610                  1.8%

Frederic P. Zotos, Esq.(5)                158,666                  2.2%

                                         NUMBER OF          % OF TOTAL SHARES
NAME AND ADDRESS                          SHARES              OUTSTANDING (1)
----------------                         ---------          -----------------

Steve H. Kanzer, C.P.A., Esq.(6)           60,000                    *

Peter O. Kliem(7)                          38,500                    *

Nicholas J. Rossettos, C.P.A. (8)          25,000                    *

All current executive
officers and directors as
a group (5 persons)                       412,499                  5.8%

------------------------

*        Less than 1.0%

(1) Percentage of beneficial ownership is calculated assuming 7,131,447 shares of common stock were outstanding on June 29, 2001.

(2) Includes 344,508 shares of common stock and 154,410 shares of common stock issuable upon conversion of 47,202 shares of Series A preferred stock issuable pursuant to a warrant exercisable within 60 days of June 29,, 2001. Also includes 190 shares of common stock held by June Street Corporation and 190 shares of common stock held by Huntington Street Corporation. Dr. Rosenwald is the sole proprietor of both June Street Corporation and Huntington Street Corporation.

(3) The general partner of VentureTek, L.P. is Mr. C. David Selengut. Mr. Selengut may be considered a beneficial owner of shares owned by VentureTek, L.P. by virtue of his authority as general partner to vote and dispose of those shares. VentureTek, L.P. is a limited partnership, the limited partners of which include Dr. Rosenwald's wife and children, and sisters of Dr. Rosenwald's wife and children. Dr. Rosenwald disclaims beneficial ownership of those shares.

(4) Represents options exercisable within 60 days of June 29, 2001. 50,000 shares of common stock are exercisable pursuant to stock options granted under the plan on April 12, 2000 for 100,000 shares, of which 50% or 50,000 shares were exercisable as of April 3, 2001, then an additional 25% annually thereafter; an additional 12,500 shares are exercisable pursuant to stock options granted on April 12, 2000 for 25,000 shares, of which 25% or 6,250 were exercisable immediately, then an additional 25% annually thereafter; an additional 25,000 shares are exercisable pursuant to stock options granted October 21, 1999, all of which were immediately exercisable; an additional 2,000 shares are exercisable pursuant to stock options granted on September 23, 1999, all of which were exercisable on September 23, 2000; an additional 25,000 shares are exercisable pursuant to stock options granted on August 9, 1999 for 50,000 shares, of which 25% or 12,500 were exercisable on issuance, then an additional 25% annually thereafter; an additional 6,666 shares are exercisable pursuant to stock options granted on May 28, 1999 for 10,000 shares, exercisable in three equal amounts starting one year from grant date; and an additional 9,167 shares are exercisable pursuant to stock options granted on August 7, 1998 for 10,000 shares, of which one third were exercisable after one year, with the remainder exercisable monthly (or 277.79 per month) over two years.

(5) Represents options exercisable within 60 days of June 29, 2001. 50,000 shares of common stock are exercisable pursuant to stock options granted on April 12, 2000 for 100,000 shares, of which 25% or 25,000 shares were exercisable on issuance, then an additional 25% annually thereafter; an additional 75,000 shares are exercisable pursuant to stock options granted on April 12, 2000 for 150,000, of which 25% or 37,500 were exercisable on issuance, then an additional 25% annually thereafter; an additional 25,000 shares are exercisable pursuant to stock options granted October 21, 1999, all of which were immediately exercisable; an additional 2,000 shares are exercisable pursuant to stock options granted September 23, 1999 for 2,000 shares, all of which were exercisable after one year; and an additional 6,666 shares are exercisable pursuant to stock options granted May 28, 1999 for 10,000 shares, exercisable in three equal annual amounts exercisable starting one year from grant date.

(6) Represents options exercisable within 60 days of June 29, 2001. 25,000 shares are exercisable pursuant to stock options granted on February 29, 2000, all of which were immediately exercisable; an additional 2,000 shares are exercisable pursuant to stock options granted on September 29, 2000, all of which were immediately exercisable; an additional 25,000 shares are exercisable pursuant to stock options granted on October 21, 1999, all of which were immediately exercisable; an additional 2,000 shares are exercisable pursuant to stock options granted September 23, 1999, all of which were exercisable on September 23, 2000; an additional 2,000 shares are exercisable pursuant to stock options granted August 28, 1998; an additional 2,000 shares are exercisable pursuant to stock options granted on June 17, 1997; and an additional 2,000 shares are exercisable pursuant to stock options granted on July 24, 1996.

(7) Represents options exercisable within 60 days of June, 29 2001. 25,000 shares of common stock are exercisable pursuant to stock options granted September 29, 2000, all of which were immediately exercisable; an additional 2,000 shares are exercisable pursuant to stock options granted September 29, 2000, all of which were immediately exercisable; and an additional 11,500 shares are exercisable pursuant to stock options for 23,000 shares granted on April 6, 2000, of which 25% or 5,570 were exercisable on issuance, and then an additional 25% annually thereafter.

(8) Represents options exercisable within 60 days of June 29, 2001. 25,000 shares of common stock are exercisable pursuant to stock options for 50,000 shares granted April 4, 2000, of which 25% or 12,500 were exercisable on issuance, and then an additional 25% annually thereafter.


                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Under the present rules of the SEC, the deadline for stockholders to submit proposals to be considered for inclusion in Atlantic's Proxy Statement for the next year's annual meeting of stockholders is March 16, 2002. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated under the Securities Exchange Act. The date of next year's annual meeting of stockholders has not yet been fixed; if Atlantic fixes a date that is more than 30 days earlier or later than the date of this year's annual meeting, Atlantic will specify a revised deadline in a Form 10-QSB filed with the SEC.


                                   FORM 10-KSB

         Atlantic filed a Form 10-KSB for the year ended December 31, 2000 with the SEC, and subsequently filed an amended version of that Form 10-KSB. A copy of the amended Form 10-KSB has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Form 10-KSB is not incorporated into this Proxy Statement and is not considered proxy soliciting material. Stockholders may obtain additional copies of this report, without charge, by writing to Investor Relations, Atlantic Technology Ventures, 350 Fifth Avenue, Suite 5507, New York, New York 10118.


                                  OTHER MATTERS

         Atlantic knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

                                                         THE BOARD OF DIRECTORS
Dated:  July 13, 2001

                                                                      Appendix A

                    CHARTER AND POWERS OF THE AUDIT COMMITTEE

         RESOLVED, that the membership of the Audit Committee shall consist of at least one independent member of the board of directors (in conformity with the small business rules of the Nasdaq) who shall serve at the pleasure of the board of directors.

         RESOLVED, that the charter and powers of the Audit Committee of the Board of Directors (the "Audit Committee") shall be:

o Assisting the Board of Directors in the oversight of the maintenance by management of the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company.

o Assisting the Board of Directors in the oversight of the establishment and maintenance by management of processes to assure that an adequate system of internal control is functioning within the Company.

o Assisting the Board of Directors in the oversight of the establishment and maintenance by management of process to assure compliance by the Company with all applicable laws, regulations and Company policy.

         RESOLVED, that the Audit Committee shall have the following specific powers and duties:

1. Holding such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Audit Committee or at the request of the independent accountants;

2. Reviewing the performance of the independent accountants and making recommendations to the Board of Directors regarding the appointment or termination of the independent accountants;

3. Ensuring its receipt from the independent accountants of a formal written statement delineating all relationships between the independent accountants and the Company consistent with Independence Standards Board Standard;

4. Actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and for taking or recommending that the Board of Directors take appropriate action to oversee the independence of the outside auditor;

5. Selecting, evaluating and, where appropriate, replacing the independent auditors (or nominating independent auditors to be proposed for shareholder approval in any proxy statement, which independent auditors shall ultimately be accountable to the Board of Directors and the Audit Committee;

6. Conferring with the independent accountants concerning the scope of their examinations of the books and records of the Company and its subsidiaries: reviewing and approving the independent accountants' annual engagement letter: reviewing and approving the Company's internal annual audit plans and procedures: and authorizing the auditors to perform such supplemental reviews or audits as the Committee may deem desirable;

7. Reviewing with management, the independent accountants significant risks and exposures, audit activities and significant audit findings;

8. Reviewing the range and cost of audit and non-audit services performed by the independent accountants;

9. Reviewing the Company's audited annual financial statements and the independent accountants opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application thereof;

10.  Reviewing the adequacy of the Company's systems of internal control;

11. Obtaining from the independent accountants their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and reviewing the correction of controls deemed to be deficient;

12. Providing an independent, direct communication between the Board of Directors, and independent accountants;

13. Reviewing the adequacy of internal controls and procedures related to executive travel and entertainment;

14. Reviewing the programs and policies of the Company designed to ensure compliance with applicable laws and regulations and monitoring the results of these compliance efforts;

15. Reporting through its Chairman to the Board of Directors following the meetings of the Audit Committee;

16. Reviewing the powers of the Committee annually and reporting and making recommendations to the Board of Directors on these responsibilities;

17. Conducting or authorizing investigations into any matters within the Audit Committee's scope of responsibilities; and

18. Considering such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the internal and external audit of the Company as the Audit Committee may, in its discretion, determine to be advisable.

         IN WITNESS WHEREOF, the undersigned have executed this written Consent, which written Consent may be signed in one or more counterparts which taken together shall constitute one and the same written consent, as of this 13th day of June, 2000.


                                      /s/ Steve H. Kanzer
                                      ------------------------------
                                      Steve H. Kanzer


                                      /s/ Peter O. Kliem
                                      ------------------------------
                                      Peter O. Kliem


                                      /s/ A. Joseph Rudick
                                      ------------------------------
                                      A. Joseph Rudick


                                      /s/ Frederic P. Zotos
                                      -------------------------------
                                      Frederic P. Zotos

                       ATLANTIC TECHNOLOGY VENTURES, INC.
                                      PROXY

                 ANNUAL MEETING OF STOCKHOLDERS, AUGUST 8, 20001

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                       ATLANTIC TECHNOLOGY VENTURES, INC.

         The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held August 8, 2001 and the Proxy Statement and appoints Frederic P. Zotos, Esq. and Mr. Nicholas J. Rossettos, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Atlantic Technology Ventures, Inc. ("Atlantic") that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the annual meeting of stockholders of Atlantic to be held at the offices of Kramer Levin Naftalis & Frankel LLP, at 919 Third Avenue, 40th Floor, New York, New York 10022, on August 8, 2001 at 10:00 a.m. Eastern Daylight Saving Time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present at the Annual Meeting. The shares represented by this Proxy shall be voted in the manner set forth below.

         1. To elect four directors to serve on Atlantic's board of directors for the ensuing year and until their respective successors are duly elected and qualified:

                                          To withhold authority to vote for any
                                          nominees, enter their name or names
                                  FOR     below:

Frederic P. Zotos, Esq.           [ ]    ______________________________________

Steve H. Kanzer, C.P.A., Esq.     [ ]    ______________________________________

Peter O. Kliem, Esq.              [ ]    ______________________________________

A. Joseph Rudick, M.D.            [ ]    ______________________________________


         2. To ratify the board of director's selection of KPMG LLP to serve as Atlantic's independent auditors for the year ending December 31, 2001;

               FOR  [ ]         AGAINST  [ ]             ABSTAIN  [ ]

         3. To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

               FOR  [ ]         AGAINST  [ ]             ABSTAIN  [ ]

The board of directors recommends a vote in favor of each of the directors listed above and a vote in favor of the other proposals. This Proxy, when properly executed, will be voted as specified above. If no direction is made, this Proxy will be voted in favor of the election of the directors listed above and in favor of the other proposals.

         Please print the stockholder name exactly as it appears on this Proxy. If the shares are registered in more than one name, the signature of each person in whose name the shares are registered is required. A corporation should sign in its full corporate name, with a duly authorized officer signing on behalf of the corporation and stating his or her title. Trustees, guardians, executors, and administrators should sign in their official capacity, giving their full title as such. A partnership should sign in its partnership name, with an authorized person signing on behalf of the partnership.



                                              ------------------------------
                                              (Print name)


                                              ------------------------------
                                              (Authorized Signature)


                                              Date:  ________________________

                       ATLANTIC TECHNOLOGY VENTURES, INC.
                                      PROXY
                 ANNUAL MEETING OF STOCKHOLDERS, AUGUST 8, 2001

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                       ATLANTIC TECHNOLOGY VENTURES, INC.

         The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held August 8, 2001 and the Proxy Statement and appoints Frederic P. Zotos, Esq. and Mr. Nicholas J. Rossettos, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Series A preferred stock of Atlantic Technology Ventures, Inc. ("Atlantic") that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of Atlantic to be held at the offices of Kramer Levin Naftalis & Frankel LLP, at 919 Third Avenue, 40th Floor, New York, New York 10022, on August 8, 2001 at 10:00 a.m. Eastern Daylight Saving Time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present at the Annual Meeting. The shares represented by this Proxy shall be voted in the manner set forth below.

         1. To elect four directors to serve on Atlantic's board of directors for the ensuing year and until their respective successors are duly elected and qualified:

                                            To withhold authority to vote for
                                            any nominees, enter their name or
                                 FOR        names below:

Frederic P. Zotos, Esq.          [ ]        ___________________________________

Steve H. Kanzer, C.P.A., Esq.    [ ]        ___________________________________

Peter O. Kliem                   [ ]        ___________________________________

A. Joseph Rudick, M.D.           [ ]        ___________________________________

         2. To ratify the board of director's selection of KPMG LLP to serve as Atlantic's independent auditors for the year ending December 31, 2001;

                 FOR [ ]           AGAINST [ ]            ABSTAIN [ ]

         3. To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

                 FOR [ ]           AGAINST [ ]            ABSTAIN [ ]

         The board of directors recommends a vote in favor of each of the directors listed above and a vote in favor of the other proposals. This Proxy, when properly executed, will be voted as specified above. If no direction is made, this Proxy will be voted in favor of the election of the directors listed above and in favor of the other proposals.

         Please print the stockholder name exactly as it appears on this Proxy. If the shares are registered in more than one name, the signature of each person in whose name the shares are registered is required. A corporation should sign in its full corporate name, with a duly authorized officer signing on behalf of the corporation and stating his or her title. Trustees, guardians, executors, and administrators should sign in their official capacity, giving their full title as such. A partnership should sign in its partnership name, with an authorized person signing on behalf of the partnership.




                                               ------------------------------
                                               (Print name)


                                               ------------------------------
                                               (Authorized Signature)


                                               Date:  ________________________


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